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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of The Majestic Star Casino, LLC and Majestic Star Casino Capital Corp. (collectively, the "Registrant") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Don H. Barden, Chairman, President and Chief Executive Officer of The Majestic Star Casino, LLC and Majestic Star Casino Capital Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Don H. Barden
    --------------------------------------
    Don H. Barden, Chairman, President
    and Chief Executive Officer of The
    Majestic Star Casino, LLC and Majestic
    Star Casino Capital Corp.
    November 13, 2002